EXHIBIT 10.43

EXECUTION VERSION

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY NOT BE OFFERED FOR SALE, TRANSFER OR ASSIGNMENT UNLESS (1) SO REGISTERED OR THE TRANSACTION RELATING THERETO SHALL BE EXEMPT WITHIN THE MEANING OF SUCH ACT AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION ADOPTED THEREUNDER AND (2) SUCH TRANSACTION COMPLIES WITH THE PROVISIONS SET FORTH IN SECTION 211 OF THE MASTER LOAN AGREEMENT. BECAUSE OF THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY TO THE AGENT.

     EACH PURCHASER OF A CLASS A NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE AGENT THAT EITHER (1) IT IS NOT ACQUIRING A CLASS A NOTE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A “PLAN” WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986; OR (2) THE ACQUISITION AND HOLDING OF A CLASS A NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE.

CRONOS FUNDING (BERMUDA) LIMITED
SECURED NOTES, CLASS A

$14,672,474	No. 1

     KNOW ALL PERSONS BY THESE PRESENTS that CRONOS FUNDING (BERMUDA) LIMITED, a company organized and existing under the laws of Bermuda (the “Company”), for value received, hereby promises to pay to FORTIS BANK (NEDERLAND) N.V., or its registered assigns, at the principal office of the Agent named below, (i) the principal sum of Fourteen Million Six Hundred Seventy-Two Thousand Four Hundred Seventy-Four Dollars ($14,672,474), which sum shall be payable on the dates and in the amounts set forth herein and in the Amended and Restated Master Loan Agreement, dated as of August 15, 1997 and amended and restated as of February 4, 2005 (as amended, modified or supplemented, the “Master Loan Agreement”), between the Company and Fortis Bank (Nederland) N.V. (the “Agent”) and (ii) interest on the outstanding principal amount of this Class A Note (as hereinafter defined) on the dates and in the amounts set forth in the Master Loan Agreement. Capitalized terms not otherwise defined herein will have the meaning set forth in the Master Loan Agreement.

     Payment of the principal of and interest on this Class A Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Class A Note, is payable at the times and in the amounts set forth in the Master Loan Agreement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

     This Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of $14,672,474 (the “Class A Notes”). The Class A Notes are issued pursuant to the Master Loan Agreement. In addition, the Company has also issued two additional classes of subordinated notes (the “Class B Notes” and the “Class C Notes”) in the aggregate principal amounts of $4,000,000 and $7,305,000, respectively. The Class A Notes will have priority over the Class B Notes and the Class C Notes with respect to the payment of principal.

     The Class A Notes and interest due thereon shall be an obligation of the Company, and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Master Loan Agreement, for the equal and ratable benefit of the Holders, from time to time, of the Class A Notes (the “Noteholders”). No other Person shall be liable for any obligation of the Company under the Master Loan Agreement or this Class A Note or any losses incurred by the Holder of this Class A Note.

     No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on this Class A Note or under the Master Loan Agreement or any certificate, statement or other writing delivered in connection herewith or therewith, against any incorporator, subscriber, agent, administrator, shareholder, partner, officer or director, as such, of the Issuer or any predecessor, successor, Affiliate (other than the Guarantor to the extent set forth in the Guaranty) or controlling person of the Issuer, or against any stockholder of a corporation, partner of a partnership or beneficiary or equity owner of a trust, succeeding thereto (all of the foregoing, collectively, the “Exculpated Parties”), it being understood (and each holder of this Class A Note, by its acceptance thereof, shall be deemed to have consented and agreed) that recourse shall be solely to the Collateral. The Issuer and any director or officer or employee or agent of the Issuer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. No suit, claim or proceeding shall be brought against the Exculpated Parties or any of them for any obligation under or relating to this Class A Note, the Master Loan Agreement or any agreement, instrument, certificate or other document delivered in connection therewith.

     The Agent or Company may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Class A Notes.

     The Company, the Agent and any other agent of the Company may treat the person in whose name this Class A Note is registered as the absolute owner hereof for all purposes, and neither the Company, the Agent, nor any other such agent shall be affected by notice to the contrary.

     The Class A Notes are subject to prepayment, at the Company’s option, solely at the times and in the amounts set forth in the Master Loan Agreement.

     If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Class A Note may be declared to be due and payable in the manner and with the effect provided in the Master Loan Agreement.

     The Master Loan Agreement permits, with certain exceptions as therein provided, the issuance of Amendments to the Master Loan Agreement with the consent of the Noteholders, in certain specifically described instances. Any consent given by the Noteholders shall be conclusive and binding upon the Holder of this Class A Note and on all future holders of this Class A Note and of any Class A Note issued in lieu hereof whether or not notation of such consent is made upon this Class A Note. Amendments to the Master Loan Agreement may be made only to the extent and in circumstances permitted by the Master Loan Agreement.

     The Holder of this Class A Note shall have no right to enforce the provisions of the Master Loan Agreement or to institute action to enforce the covenants, or to take any action with respect to a default under the Master Loan Agreement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Master Loan Agreement; provided, however, that nothing contained in the Master Loan Agreement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Class A Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceeding under any federal or state bankruptcy or similar law, at any time other than at such time as permitted by Section 1311 of the Master Loan Agreement.

     All terms and provisions of the Master Loan Agreement are herein incorporated by reference as if set forth herein in their entirety.

     IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Master Loan Agreement and the issuance of this Class A Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

     Unless the certificate of authentication hereon has been executed by the Agent by manual signature of one of its authorized officers, this Class A Note shall not be entitled to any benefit under the Master Loan Agreement, or the be valid or obligatory for any purpose.

     This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted with, the laws of the State of New York, without giving effect to the principles of conflicts of laws.

     IN WITNESS WHEREOF, Cronos Funding (Bermuda) Limited has caused this Class A Note to be duly executed by its duly authorized representative, on this 4th day of February 2005.

CRONOS FUNDING (BERMUDA) LIMITED

By:	/s/ Evelyn Echevarria

Its:	Vice President

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